FEBRUARY 2021 Exhibit 99.4

As a publicly traded company, Rekor Systems, Inc. (Nasdaq: REKR) is required to disclose the information below.

CUSTOMER EXPERIENCE OPERATIONAL EFFICIENCIES COMMERCIAL PUBLIC SAFETY ROADWAY INTELLIGENCE GOVERNMENT SERVING MULTIPLE END MARKETS

Rekor’s AI-driven hardware and software provides unparalleled performance and results. Mastercard has partnered with Rekor to enhance the drive-thru and curbside pickup experience at quick service restaurants such as White Castle. BETTER TECHNOLOGY Rekor has successfully supported hundreds of organizations in achieving their goals. Rekor’s AI-technology has allowed companies like Hyundai to develop innovative solutions, such as checking a vehicle’s recall status via the owner’s phone. HISTORICAL SUCCESS Rekor’s tech operates in more than 80 countries on almost 14,000 lanes of traffic. Monterrey and surrounding cities in Mexico use Rekor at over 2,500 locations to increase the safety of citizens & improve operational efficiencies. GLOBAL FOOTPRINT Rekor overview Rekor has proven success delivering innovative technology to global clients in the commercial and government sectors to enable faster, better and more informed decisions. 6

AI Engine – Extract more information more accurately Edge Processing – with complete edge awareness Open Architecture – for seamless legacy integration Robust tech platform enables numerous mission specific applications

1Verified Market Research, 2019-2027 2Mardor Intelligence, 2020-2026 3Market Research Future, 2019-2026 4Globe Newswire, 2018-2016 $33.6 B $18.5 B $6.5 B $1.9 B $0.8 B $3.5 B $5.9 B $19.1 B $29.3 B $60.5 B Recent Year 2026/2027 Video Surveillance4 Video Management Software3 Parking Management2 ALPR1 A $60B addressable market Rekor’s vehicle recognition solutions sit at the intersection of legacy markets for Video Surveillance, ALPR, Video and Parking Management that are evolving into markets for smart cities and intelligent roadways. Solutions for UVED and tolling are examples of opportunities which are incremental to these markets

Our technology empowers influential businesses, cities, and departments to effectively deal with evolving needs.

Rekor leverages three different channels to bolster its technology offerings and broaden its customer acquisition efforts. E-COMMERCE STRATEGIC PARTNERSHIPS RESELLER PARTNERS OEM Integrations Specialized Offerings Current Partners Expand Reach and Accelerate Sales Industry Expertise Current Premier Resellers Product Offerings Transaction Experience Customer Base

Rekor One is a single source platform for roadway intelligence. It provides actionable data that helps cities, counties and states improve infrastructure, increase safety and generate revenue. INFRASTRUCTURE SAFETY REVENUE SINGLE SYSTEM. MULTIPLE MISSIONS. 11

Rekor’s intellectual property Rekor’s differentiated technologies distinguish us from the competition. To protect that differentiation, we use a combination of Trade Secrets and Patents. 12 Hierarchical Processing Methodology Privacy Filtering for Intelligent Repurposing of Data Distributed Evidence-driven Transfer Management Policy Driven Retention Advanced “Holistic Signature” Based Search Internal Battery Packaging System for Pole Mounts

Unrivaled privacy and security DATABASE SECURITY Data is stored in secure databases where only authorized system admins have access DATA ACCESS Data is accessible 24/7 until it is purged after 5 or 60 days, depending on subscription plan DATA PRIVACY Data is only used to provide our services; we do not share Personally Identifiable Information (PII) DATA ENCRYPTION End-to-end encryption, using AES-256 algorithm to encrypt data at-rest and SSL/TLS encryption during transport CJIS COMPLIANCE Hosted on AWS GovCloud, we offer an optional CJIS compliant platform to handle info securely PAYMENT ENCRYPTION Credit card information is never stored, and we utilize a certified PCI Service Provider Level 1 merchant Rekor uses industry leading security technologies to protect license plate and personal data from unauthorized access or use. 13

Accelerate market share gains and take advantage of current markets filled with legacy providers and dated solutions which are ripe for disruption and consolidation. 14

Business Model Diverse Revenue Streams Diverse and Highly Leverageable Financial Model Business model Target Operating Model (3-5 Year)

Performance indicators Rekor’s growth can be seen in its underlying metrics.

Financial Overview Financial Overview Rekor’s recent revenue evident in contrasting 9mos of 2020 vs. full year 2019 results.

Robert A. Berman Chris Kadoch Eyal Hen Matt Hill Riaz Latifullah Rod Hillman Scott Rutherford Charlie Degliomini

Disruptive Technology Large Market Opportunity Significant Growth Potential Attractive Business Model Company at Inflection Point Summary

REKOR.AI NASDAQ: REKR

22 Appendix

Use of our Rekor One platform which is engineered to identify, serve notices and collect diversion fees for State from uninsured vehicle owners UVED – Uninsured Vehicle Enforcement Diversion